SUPPLEMENT TO THE
SCHWAB TARGET FUNDS PROSPECTUS
DATED FEBRUARY 28, 2009, AS AMENDED APRIL 20, 2009
THE INFORMATION PROVIDED IN THIS SUPPLEMENT
IS AS OF MAY 13, 2009
•	On Page 18, under the “Asset Class, Style Class and Underlying Funds” column of the table, the following fund is added to the Small-Cap Asset Class:
Laudus Small-Cap MarketMasters Fund
•	On page 19, under the “Equity Funds — Domestic Small-Cap” section of the table describing the underlying funds, the following fund and accompanying description of its investment objective and principal investment strategy are added:
Laudus Small-Cap MarketMasters Fund
Seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of companies with small market capitalizations or investments with similar economic characteristics, such as futures. Companies with small market capitalizations generally are those with market capitalizations of $2.5 billion or less but may include companies with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $3 billion.
•	On page 23, in the section entitled “Principal Risks of the Underlying Funds,” the following changes are made:
The Laudus Small-Cap MarketMasters Fund is added to the principal risk table and the following risks apply to the fund: Investment risk, Market risk, Market segment risk, Management risk, Equity risk, Small-cap risk, “Growth” investing risk, “Value” investing risk, Derivatives risk, Leverage risk, Portfolio turnover risk, and Multi-manager risk.
The following risk is added to the principal risks of the underlying funds that apply to the Laudus International MarketMasters Fund: Multi-manager risk.
•	The following risk disclosure is added to the description of the principal risks of the underlying funds on pages 25-29:
Multi-manager risk. Certain of the underlying funds utilize a multi-manager approach to investing. Although the investment adviser monitors and seeks to coordinate the overall management of these underlying funds, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the exposure of these underlying funds to a given stock, industry or investment style could unintentionally be smaller than if the underlying funds had a single manager.
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